                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2001


                              STARBASE CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-25612                33-0567363
 ----------------------------      -----------------       ------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)



4 Hutton Centre Drive, Suite 800 Santa Ana, CA                   92707-8713
----------------------------------------------                   ----------
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (714) 445-4400


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Starbase Corporation hereby amends Item 7 of its Current Reports on Form 8-K dated February 20, 2001 and February 23, 2001, which were originally filed with the U.S. Securities and Exchange Commission on March 6, 2001, and March 9, 2001 to include the historical financial statements of worldweb.net, Inc. ("Worldweb") and Technology Builders, Inc. ("TBI") and pro forma financial information required by paragraphs (a) and (b) of Item 7 of Form 8-K:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired:

The following financial statements of Worldweb are filed as a part of this report as Exhibit 99.3:

Independent Auditors' Report (Deloitte & Touche LLP)                                     1
Consolidated Balance Sheet as of December 31, 2000                                       2
Consolidated Statement of Operations for the year ended December 31, 2000                4
Consolidated Statement of Capital Deficiency for the year ended December 31, 2000        5
Consolidated Statement of Cash Flows for the year ended December 31, 2000                6
Notes to Consolidated Financial Statements                                               8

The following financial statements of Worldweb are filed as a part of this report as Exhibit 99.4:

Report of Independent Accountants (PricewaterhouseCoopers LLP)                          2
Consolidated Balance Sheets as of December 31, 1998 and 1999                            3
Consolidated Statements of Operations for the years ended December 31, 1997 and
 1998 and 1999                                                                          4
Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the years
 ended December 31, 1997, 1998 and 1999                                                 5
Consolidated Statements of Cash Flows for the years ended December 31, 1997,
 1998 and 1999                                                                          6
Notes to Consolidated Financial Statements                                              7

The following financial statements of TBI are filed as a part of this report as
Exhibit 99.5:

Independent Auditors' Report (Deloitte & Touche LLP)                                    1
Independent Auditors' (KPMG LLP)                                                        2
Consolidated Balance Sheets as of February 23, 2001 and February 29, 2000               3
Consolidated Statements of Operations for the period from March 1, 2000 to
February 23, 2001 and for the year ended February 29, 2000                              5
Consolidated Statements of Stockholders' Equity (Capital Deficiency) for the period
from March 1, 2000 to February 23, 2001 and for the year ended February 29, 2000        6
Consolidated Statements of Cash Flows for the period from March 1, 2000 to
 February 23, 2001 and for the year ended February 29, 2000                             7
Notes to Consolidated Financial Statements                                              9

(b) Pro Forma Financial Information. Starbase Corporation, Worldweb, and TBI (on a consolidated basis). Filed as part of this report as Exhibit 99.6

Unaudited Pro Forma Information                                                          1
Unaudited Pro Forma Consolidated Statements of Operations for the year ended
March 31, 2001.                                                                          2
Notes to the Unaudited Pro Forma Financial Statements                                    3


(c)     Exhibits

2.1 Agreement and Plan of Merger dated as of February 11, 2001 by and among the Registrant, the Merger Subsidiary and worldweb.net, inc.*

2.2 Registration Right Agreement dated as of February 20, 2001 by and among the Registrant and the LLC.*

2.3 Agreement and Plan of Merger, dated as of February 16, 2001, by and among the Registrant, Merger Subsidiary, TBI and the Principal Shareholder.*

2.4 Form of Registration Rights Agreement, dated as of February 23, 2001, as amended, among the Registrant and the former shareholders of TBI.*

23.1    Consents of Deloitte & Touche LLP

23.2    Consent of PricewaterhouseCoopers LLP

23.3    Consent of KPMG LLP

99.1    Press release of the Registrant dated February 12, 2001.*

99.2    Press release of the Registrant, dated February 16, 2001.*

99.3 Historical Consolidated Financial Statements of worldweb.net, inc. for the Year Ended December 31, 2000

99.4 Historical Consolidated Financial Statements of worldweb.net, inc. for the Years Ended December 31, 1999 and 1998

99.5 Historical Consolidated Financial Statements of Technology Builders, Inc. for the Period Ended February 23, 2001 and for the Year Ended February 29, 2000

99.6    Pro Forma Financial Information

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     *  Previously Filed

                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 7, 2001

                                            STARBASE CORPORATION


                                            By: /s/ Douglas S. Norman
                                                --------------------------------
                                                  Douglas S. Norman
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of February 11, 2001 by and among the Registrant, the Merger Subsidiary and worldweb.net, inc.*

2.2 Registration Right Agreement dated as of February 20, 2001 by and among the Registrant and the LLC.*

2.3 Agreement and Plan of Merger, dated as of February 16, 2001, by and among the Registrant, Merger Subsidiary, TBI and the Principal Shareholder.*

2.4 Form of Registration Rights Agreement, dated as of February 23, 2001, as amended, among the Registrant and the former shareholders of TBI.*

23.1    Consents of Deloitte & Touche LLP

23.2    Consent of PricewaterhouseCoopers LLP

23.3    Consent of KPMG LLP

99.1    Press release of the Registrant dated February 12, 2001.*

99.2    Press release of the Registrant, dated February 16, 2001.*

99.3 Historical Consolidated Financial Statements of worldweb.net, inc. for the Year Ended December 31, 2000

99.4 Historical Consolidated Financial Statements of worldweb.net, inc. for the Years Ended December 31, 1999 and 1998

99.5 Historical Consolidated Financial Statements of Technology Builders, Inc. for the Period Ended February 23, 2001 and for the Year Ended February 29, 2000

99.6    Pro Forma Financial Information


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     *  Previously filed